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                                                                    EXHIBIT 32.2


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-Q of Equity Lifestyle Properties, Inc. for the quarter ended March 31, 2005 (the "Form 10-Q"), I, Thomas P. Heneghan, President and Chief Executive Officer of Equity Lifestyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


1. the Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Equity Lifestyle Properties, Inc.











Date: May 10, 2005                      By:  /s/ Thomas P. Heneghan
      ------------                         --------------------------
                                           Thomas P. Heneghan
                                           President and Chief Executive Officer



  A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO EQUITY LIFESTYLE PROPERTIES, INC. AND WILL BE RETAINED BY EQUITY
    LIFESTYLE PROPERTIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE
                     COMMISSION OR ITS STAFF UPON REQUEST.


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